                                                                    EXHIBIT 99.3

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      OWNIT,
                          SERIES 2004-1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[411,783,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2004-1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      OWNIT,
                          SERIES 2004-1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance            $53,938,678
Aggregate Original Principal Balance               $54,065,181
Number of Mortgage Loans                                   937

                                     MINIMUM      MAXIMUM     AVERAGE (1)
                                     -------      -------     -----------
Original Principal Balance           $10,000     $ 176,000    $    57,700
Outstanding Principal Balance        $ 9,982     $ 175,643    $    57,565

                                     MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                     -------      -------     --------------------
Original Term (mos)                     180          360               257
Stated remaining Term (mos)             172          357               253
Loan Age (mos)                            3            8                 4
Current Interest Rate                 7.750%      13.580%            9.696%
Original Loan-to-Value                29.99%      100.00%            97.75%
Credit Score (3)                        573          801               678

                                     EARLIEST     LATEST
                                     --------     ------
Maturity Date                        02/01/19    07/01/34

                     PERCENT OF                                  PERCENT OF
LIEN POSITION       MORTGAGE POOL     YEAR OF ORIGINATION       MORTGAGE POOL
-------------       -------------     -------------------       -------------
1st Lien               100.00%                2003                   0.00%
2nd Lien                 0.00                 2004                 100.00

OCCUPANCY                               LOAN PURPOSE
---------                               ------------
Primary                        85.21%   Purchase                  89.07%
Second Home                     0.00    Refinance - Rate/Term      0.96
Investment                     14.79    Refinance - Cashout        9.97

LOAN TYPE                               PROPERTY TYPE
---------                               -------------
Fixed Rate                     100.00%  Single Family             78.57%
ARM                              0.00   Condominium               14.40
                                        Two- to Four-Family        2.02
                                        Planned Unit Development   5.02

AMORTIZATION TYPE
-----------------
Fully Amortizing                43.27%
Interest Only                    0.11
Balloon                         56.62

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                            NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                              OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
     RANGE OF              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
  MORTGAGE RATES            LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
------------------         --------   -----------   ----------   --------   --------  -----------   --------   -------
7.501% to 8.000%              34      $ 2,338,343       4.34%      7.965%      731    $    68,775     99.82%   100.00%
8.001% to 8.500%              82        5,192,914       9.63       8.333       716         63,328     97.91     89.80
8.501% to 9.000%             203       12,343,747      22.88       8.858       714         60,807     97.68     33.86
9.001% to 9.500%             113        6,777,562      12.57       9.320       690         59,978     98.33     27.14
9.501% to 10.000%            144        8,631,946      16.00       9.830       668         59,944     97.28     53.26
10.001% to 10.500%            85        4,809,810       8.92      10.318       662         56,586     98.50     38.88
10.501% to 11.000%           117        6,652,190      12.33      10.816       636         56,856     96.75     71.99
11.001% to 11.500%           127        5,751,837      10.66      11.315       621         45,290     98.95     92.69
11.501% to 12.000%            28        1,325,133       2.46      11.809       623         47,326     91.24     85.03
12.001% to 12.500%             3           88,423       0.16      12.318       623         29,474     97.93    100.00
13.501% to 14.000%             1           26,775       0.05      13.580       610         26,775    100.00    100.00
                             ---      -----------     ------      ------       ---    -----------    ------    ------
TOTAL:                       937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                             ---      -----------     ------      ------       ---    -----------    ------    ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.750% per annum to 13.580% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 9.696% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
        RANGE OF            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
REMAINING TERMS (MONTHS)     LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
------------------------    --------   -----------   ----------   --------   --------  -----------   --------   -------
169 to 180                    511      $30,684,261      56.89%      9.735%      679    $    60,047     97.19%    50.17%
229 to 240                      3           83,189       0.15      11.471       622         27,730    100.00    100.00
349 to 360                    423       23,171,228      42.96       9.639       677         54,778     98.48     66.34
                              ---      -----------     ------      ------       ---    -----------    ------    ------
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------      ------       ---    -----------    ------    ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 253 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
 LOAN PRINCIPAL BALANCES     LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
------------------------    --------   -----------   ----------   --------   --------  -----------   --------   -------
$50,000 or less               443      $15,870,689      29.42%      9.979%      669    $    35,825     97.60%    63.61%
$50,001 to $100,000           426       29,859,871      55.36       9.667       680         70,094     98.38     50.22
$100,001 to $150,000           63        7,417,293      13.75       9.299       688        117,735     95.49     66.99
$150,001 to $200,000            5          790,826       1.47       8.865       672        158,165     98.05    100.00
                              ---      -----------     ------       -----       ---    -----------     -----    ------
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------       -----       ---    -----------     -----    ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,982 to approximately $175,643 and the average outstanding principal balance of the Mortgage Loans was approximately $57,565.

PRODUCT TYPES

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
   PRODUCT TYPES             LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
-------------------         --------   -----------   ----------   --------   --------  -----------   --------   -------
15 Year Fixed Loans             5      $   195,895       0.36%     10.473%      667    $    39,179    100.00%    50.65%
20 Year Fixed Loans             1           32,251       0.06      11.130       630         32,251    100.00    100.00
30 Year Fixed Loans           423       23,171,228      42.96       9.639       677         54,778     98.48     66.34
Balloon Loans                 508       30,539,305      56.62       9.734       679         60,117     97.18     50.25
                              ---      -----------     ------      ------       ---    -----------    ------    ------
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------      ------       ---    -----------    ------    ------

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
ADJUSTMENT TYPE              LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
---------------             --------   -----------   ----------   --------   --------  -----------   --------   -------
Fixed Rate                    937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------       -----       ---    -----------     -----     -----
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------       -----       ---    -----------     -----     -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
GEOGRAPHIC DISTRIBUTION      LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
-----------------------     --------   -----------   ----------   --------   --------  -----------   --------   -------
Arizona                        30      $ 1,057,051       1.96%     10.056%      659    $    35,235     99.68%    72.89%
California                    553       38,670,321      71.69       9.536       683         69,928     97.73     51.22
Colorado                       78        3,380,503       6.27       9.968       664         43,340     98.45     77.08
Florida                         1           27,916       0.05      11.450       652         27,916    100.00      0.00
Georgia                        16          612,209       1.14      10.723       652         38,263     97.83     81.67
Iowa                            1           39,881       0.07      11.500       613         39,881    100.00    100.00
Michigan                        2           59,657       0.11      11.120       645         29,828     99.97      0.00
Nevada                          7          285,381       0.53      10.063       658         40,769     91.96     25.04
North Carolina                  5          148,778       0.28      11.437       623         29,756    100.00     67.13
Oregon                         95        3,299,393       6.12       9.956       667         34,730     98.92     64.09
Utah                            1           29,965       0.06      10.700       612         29,965    100.00    100.00
Washington                    148        6,327,623      11.73      10.145       667         42,754     96.70     76.02
                              ---      -----------     ------      ------       ---    -----------    ------    ------
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------      ------       ---    -----------    ------    ------

(1) No more than approximately 1.52% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
  RANGE OF ORIGINAL         MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
LOAN-TO-VALUE RATIOS         LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
--------------------        --------   -----------   ----------   --------   --------  -----------   --------   -------
50.00% or less                 24      $ 1,449,146       2.69%      9.903%      685    $    60,381     38.36%    55.85%
75.01% to 80.00%                2           66,040       0.12       9.888       647         33,020     78.60    100.00
80.01% to 85.00%                3          149,232       0.28      10.447       646         49,744     82.82     93.31
85.01% to 90.00%               23        1,281,390       2.38       9.752       671         55,713     89.96     64.84
90.01% to 95.00%               36        1,921,757       3.56       9.632       679         53,382     94.69     66.15
95.01% to 100.00%             849       49,071,113      90.98       9.689       678         57,799     99.90     56.52
                              ---      -----------     ------      ------       ---    -----------     -----    ------
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------      ------       ---    -----------     -----    ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 29.99% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.75%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.57%.

LOAN PURPOSE

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
     LOAN PURPOSE            LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
---------------------       --------   -----------   ----------   --------   --------  -----------   --------   -------
Purchase                      820      $48,045,403      89.07%      9.621%      681    $    58,592     98.11%    54.83%
Refinance - Cashout           105        5,377,840       9.97      10.321       655         51,218     94.40     76.38
Refinance - Rate Term          12          515,436       0.96      10.167       665         42,953     98.66     77.16
                              ---      -----------     ------      ------       ---    -----------     -----     -----
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------      ------       ---    -----------     -----     -----

PROPERTY TYPE

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
     PROPERTY TYPE           LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
------------------------    --------   -----------   ----------   --------   --------  -----------   --------   -------
Single Family                 735      $42,378,544      78.57%      9.695%      678    $    57,658     97.66%    58.24%
Condominium                   138        7,765,688      14.40       9.844       672         56,273     98.48     56.84
Two- to Four-Family            17        1,088,088       2.02       9.077       714         64,005     97.97     24.02
Planned Unit Development       47        2,706,359       5.02       9.552       681         57,582     96.94     55.17
                              ---      -----------     ------       -----       ---    -----------     -----     -----
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------       -----       ---    -----------     -----     -----

DOCUMENTATION

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
   DOCUMENTATION             LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
-------------------         --------   -----------   ----------   --------   --------  -----------   --------   -------
Full Documentation            551      $30,849,657      57.19%      9.816%      663    $    55,988     97.64%   100.00%
NIV                           379       22,731,930      42.14       9.537       698         59,979     97.86      0.00
LIV                             7          357,091       0.66       9.530       692         51,013     99.92      0.00
                              ---      -----------     ------       -----       ---    -----------     -----     -----
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------       -----       ---    -----------     -----     -----

OCCUPANCY

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
OCCUPANCY                    LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
---------                   --------   -----------   ----------   --------   --------  -----------   --------   -------
Primary                       795      $45,962,222      85.21%      9.700%      678    $    57,814     97.59%    55.37%
Investment                    142        7,976,456      14.79       9.673       678         56,172     98.65     67.68
                              ---      -----------     ------       -----       ---    -----------     -----     -----
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------       -----       ---    -----------     -----     -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
    (MONTHS)                 LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
------------------          --------   -----------   ----------   --------   --------  -----------   --------   -------
3                             206      $12,469,075      23.12%      9.487%      682    $    60,529     98.85%    61.73%
4                             569       32,469,149      60.20       9.689       678         57,064     98.81     57.35
5                             121        6,686,418      12.40      10.048       667         55,260     95.14     55.51
6                              36        2,055,242       3.81       9.966       689         57,090     82.61     39.89
7                               4          225,029       0.42       9.223       698         56,257    100.00      0.00
8                               1           33,765       0.06      11.200       656         33,765    100.00      0.00
                              ---      -----------     ------      ------       ---    -----------    ------     -----
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------      ------       ---    -----------    ------     -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
   PENALTY TERM              LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
-------------------         --------   -----------   ----------   --------   --------  -----------   --------   -------
None                          267      $12,263,637      22.74%     10.092%      669    $    45,931     97.86%    71.97%
12 Months                      36        2,714,641       5.03       9.945       686         75,407     92.13     58.65
24 Months                     586       36,612,703      67.88       9.540       680         62,479     98.24     52.40
36 Months                      46        2,263,055       4.20       9.774       678         49,197     96.97     51.31
60 Months                       2           84,643       0.16       9.980       678         42,321     69.00    100.00
                              ---      -----------     ------      ------       ---    -----------     -----    ------
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------      ------       ---    -----------     -----    ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
RANGE OF CREDIT SCORES       LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
----------------------      --------   -----------   ----------   --------   --------  -----------   --------   -------
551 to 575                      1      $    55,098       0.10%     11.500%      573    $    55,098    100.00%   100.00%
576 to 600                     10          378,604       0.70      11.489       599         37,860     90.47    100.00
601 to 625                    129        6,705,161      12.43      11.206       612         51,978     99.19     99.41
626 to 650                    169        9,163,392      16.99      10.551       641         54,221     96.46     75.95
651 to 675                    196       10,815,503      20.05       9.919       663         55,181     97.85     54.18
676 to 700                    171       10,608,037      19.67       9.153       688         62,035     98.66     44.93
701 to 725                    109        6,904,547      12.80       8.739       711         63,344     97.52     39.84
726 to 750                     93        5,651,716      10.48       8.736       734         60,771     96.60     37.42
751 to 775                     42        2,740,088       5.08       8.788       762         65,240     97.89     30.09
776 to 800                     16          832,678       1.54       8.776       786         52,042     99.64     56.93
801 to 825                      1           83,854       0.16       8.750       801         83,854    100.00      0.00
                              ---      -----------     ------      ------       ---    -----------    ------    ------
TOTAL:                        937      $53,938,678     100.00%      9.696%      678    $    57,565     97.75%    57.19%
                              ---      -----------     ------      ------       ---    -----------    ------    ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 573 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 678.